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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION


                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
          PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                NOVEMBER 8, 2006


                        COMMISSION FILE NUMBER: 001-33084

                           SUSSER HOLDINGS CORPORATION
             (Exact name of registrant as specified in its charter)

            DELAWARE                                             01-0864257
(State or other jurisdiction of                                (IRS Employer
 incorporation or organization)                              Identification No.)

                             4433 BALDWIN BOULEVARD
                           CORPUS CHRISTI, TEXAS 78408
          (Address of principal executive offices, including zip codes)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (361) 884-2463


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 2.03   CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN
OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

SECOND SUPPLEMENTAL INDENTURE

         On November 8, 2006, Susser Holdings Corporation entered into a Second Supplemental Indenture among Susser Holdings, L.L.C., Susser Finance Corporation (collectively with Susser Holdings, L.L.C., the "Issuers"), each of the guarantors party thereto and The Bank of New York, as trustee under that certain Indenture, dated December 21, 2005 (the "Indenture"), governing the Issuers' $170,000,000 aggregate principal amount 10 5/8% senior notes due 2013 (the "Notes"). Pursuant to the Second Supplemental Indenture, Susser Holdings Corporation has become an unconditional guarantor of all of the Issuers' obligations under the Indenture and the Notes. A copy of the Second Supplemental Indenture has been filed as an exhibit hereto.

         For a more complete description of the Notes, see the "Management Discussion and Analysis of Financial Condition and Results of Operations - Senior Notes" section of our Registration Statement on Form S-1 (File No. 333-134033), as amended, as filed with the Securities and Exchange Commission (the "Registration Statement"). As a result of the corporate formation transactions described in the Registration Statement, on October 24, 2006, Susser Holdings Corporation became the ultimate indirect parent of the Issuers and has agreed by the Second Supplemental Indenture to guarantee the outstanding Notes. The Indenture governing the Notes has been previously filed as Exhibit
4.3 to the Registration Statement.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

(c)      EXHIBITS

           Exhibit Number                     Exhibit Description
           --------------                     -------------------

                  4.5 Second Supplemental Indenture, dated as of November 8, 2006, by and among Susser Holdings Corporation, Susser Holdings, L.L.C., Susser Finance Corporation, each of the Guarantors party thereto, and the Bank of New York.





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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        SUSSER HOLDINGS CORPORATION


Date:   November 13, 2006               By: /s/  E.V. Bonner, Jr.
                                            ----------------------------------
                                            Name:  E.V. Bonner, Jr.
                                            Title: Executive Vice President,
                                                   Secretary and General Counsel


















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